Exhibit 10.6


                             MUTUAL GENERAL RELEASE

      KNOW ALL MEN BY THESE PRESENTS: that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Republic Services, Inc., a Delaware corporation, for itself and on behalf of each of its subsidiaries and their respective employees, officers, directors, partners, shareholders, attorneys, agents, employees, subsidiaries, affiliates, insurers, representatives and assigns (collectively referred to herein as the "Republic Releasing Parties"), does hereby fully and unconditionally remise, release, acquit, satisfy and forever discharge GreenMan Technologies, Inc., a Delaware corporation (the "Company"), and each of the employees, officers, directors, partners, shareholders, attorneys, agents, employees, subsidiaries, affiliates, insurers and representatives of the Company (collectively referred to herein as the "GreenMan Released Parties"), of and from all, and all manner of, action and actions, cause and causes of actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, injuries, claims and demands whatsoever, in law or in equity (collectively, "Claims"), which the Republic Releasing Parties ever had, and now have, or may have against the GreenMan Released Parties, whether known or unknown, for any Claims arising from the beginning of the world to the date hereof; provided, however, that the Republic Releasing Parties expressly reserve and do not release any rights of the Republic Releasing Parties against the Company, which are specifically provided under that certain Promissory Note, dated of even date herewith bewteen Republic Services of Georgia Limited Partnership and the Company and having a principal balance of $150,000.00.

      FURTHER KNOW ALL MEN BY THESE PRESENTS: that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, for itself and on behalf of each of its subsidiaries and their respective employees, officers, directors, partners, shareholders, attorneys, agents, employees, subsidiaries, affiliates, insurers, representatives and assigns (collectively referred to herein as the "GreenMan Releasing Parties"), does hereby fully and unconditionally remise, release, acquit, satisfy and forever discharge Republic Services, Inc, a Delaware corporation ("Republic Services"), and each of the employees, officers, directors, partners, shareholders, attorneys, agents, employees, subsidiaries, affiliates, insurers and representatives of Republic Services (collectively referred to herein as the "Republic Released Parties"), of and from all, and all manner of, Claims, which the GreenMan Releasing Parties ever had, and now have, or may have against the Republic Released Parties, whether known or unknown, for any Claims arising from the beginning of the world to the date hereof.

      Each party hereto hereby acknowledges that they read this General Release carefully and understands its contents, and is aware that this is an agreement not to sue the other party hereto and constitutes a complete release of liability by it in favor of the other party as and to the extent provided herein, and further acknowledge that the undersigned is signing this document of his/her own free will, with full knowledge of its contents.

                       [Signatures continued on next page]

      IN WITNESS WHEREOF, this Mutual General Release has been executed by or on behalf of the parties hereto this 30th day of June, 2006.

GREENMAN TECHNOLOGIES, INC.


By:   /s/ Charles E. Coppa
      ---------------------------------
Its:  Chief Financial Officer
      ---------------------------------


Signed, sealed & delivered in the presence of:


/s/ Heidi J. Maust
----------------------------
Witness


STATE OF    Minnesota
            -----------------
COUNTY OF   Scott
            -----------------


      I HEREBY CERTIFY that on this day, before me, a notary or officer duly authorized in the State of Minnesota to take acknowledgments, the foregoing instrument was executed and acknowledged before me by Charles Coppa who is (i) personally known to me or ["(i)" is circled] (ii) has produced _____N/A____ as identification.

      Witness my hand and seal in the county and state last aforesaid this 28th day of June, 2006.


                                 /s/ Rahni F. Bahr
                                 ----------------------------


                                 Notary Public State of Minnesota


                                 Rahni F. Bahr
                                 ----------------------------
                                 Typed, printed or stamped name of notary public

                           [Signatures continued on next page]


                                 [NOTARY SEAL]

      IN WITNESS WHEREOF, this Mutual General Release has been executed by or on behalf of the parties hereto this 30th day of June, 2006.

REPUBLIC SERVICES, INC.


By:   /s/ David A. Barclay
      ------------------------------------
Its:  Sr. Vice President & General Counsel
      ------------------------------------


Signed, sealed & delivered in the presence of:


/s/ [Signature illegible]
----------------------------
Witness


STATE OF    Florida
            -----------------
COUNTY OF   Broward
            -----------------


      I HEREBY CERTIFY that on this day, before me, a notary or officer duly authorized in the State of Florida to take acknowledgments, the foregoing instrument was executed and acknowledged before me by David A. Barclay who is
(i) personally known to me or (ii) ["(i) personally known to me" is circled] has produced _____---____ as identification.

      Witness my hand and seal in the county and state last aforesaid this 30th day of June, 2006.


                                 /s/ Christine M. Doyle
                                 ----------------------------


                                 Notary Public State of Florida


                                 Christine M. Doyle
                                 ----------------------------
                                 Typed, printed or stamped name of notary public



                                 [NOTARY SEAL]